UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018 (August 8, 2018)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

New England Life Insurance Company (“NELICO”), an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (the “Company”), sponsors the New England Life Insurance Company Agents’ Retirement Plan and Trust (the “NELICO Plan”), which includes among its investment options a Company stock fund that is invested in the common stock of the Company. On June 25, 2018, the NELICO Plan provided notice to the Company and NELICO Plan participants of a blackout period for the NELICO Plan that began on July 26, 2018 and was expected to end no later than August 17, 2018 (the “Blackout Period”). The Blackout Period was implemented to facilitate a change in recordkeeper for the NELICO Plan to a new vendor, including the transfer of plan and participant account information.

On June 29, 2018, the Company sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the Company’s equity securities that will apply to them during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation Blackout Trading Restriction (or Regulation BTR) under the Securities Exchange Act of 1934, as amended.

As a result of the early completion of the transition to the new recordkeeper, the Blackout Period ended on August 8, 2018, which was earlier than the date set forth in the NELICO Plan’s notice to the Company and to NELICO Plan participants and in the Notice. On August 8, 2018, the NELICO Plan sent a notice to the Company and to NELICO Plan participants informing them of the early termination of the Blackout Period. On August 9, 2018, the Company sent an updated notice (the “Updated Notice”) to its directors and executive officers informing them of the early termination of the Blackout Period. A copy of the Updated Notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Except for the change in the termination date of the Blackout Period, there are no material changes to the information contained in the Notice.

For a period of two years after the end date of the Blackout Period, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning and end dates of the Blackout Period, by contacting Milliman by mail at: Milliman (DC plan code 411BHB), 3800 American Blvd W, Suite 400, Minneapolis, MN 55431, or by telephone at: 866-767-1212.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of End of Trading Blackout dated August 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name:	D. Burt Arrington
Title:	Corporate Secretary

Date: August 9, 2018

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